Exhibit 99.1

DONGKE PHARMACEUTICALS INC.

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2010

ACSB	Acquavella, Chiarelli, Shuster, Berkower & Co., LLP
517 Route one	1 Penn Plaza
Iselin, New Jersey, 08830	36th Floor
732.855.9600	New York, NY 10119

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Dongke Pharmaceuticals Inc.

We have reviewed the accompanying consolidated balance sheet of Dongke Pharmaceuticals Inc. as of March 31, 2010, and the consolidated statements of income, cash flows and stockholders’ equity for the three months ended March 31, 2010 and 2009.  These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Dongke Pharmaceuticals, Inc. as of December 31, 2009 and the related consolidated statements of income, retained earnings and comprehensive income, and consolidated statement of cash flows for the year then ended; and in our report dated March 29, 2010 we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheets as of December 31, 2009, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

Acquavella, Chiarelli, Shuster, Berkower & Co., LLP

Certified Public Accountants

New York, N.Y.
May 14, 2010

DONGKE PHARMACEUTICALS, INC
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2010	2009
	(Unaudited)	(Audited)

ASSETS
Current Assets
Cash and cash equivalents	$1,034,711	$1,058,157
Accounts receivable	3,390,869	3,460,649
Other receivables	561,012	762,158
Advances to suppliers	607,884	537,578
Prepaid expenses	255,352	326,783
Inventories	10,435,805	10,509,797
Due from related parties	172,178	172,655
Total Current Assets	16,457,811	16,827,777

Property and equipment, net	4,931,111	5,067,401
Intangible assets, net	6,524,351	6,636,900

Total Assets	$27,913,273	$28,532,078

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$2,117,191	$2,812,073
Accrued expenses and other payable	2,871,285	4,379,631
Customer and other deposits	14,658	384,084
Short-term bank loan	1,316,540	1,320,190
Total Current Liabilities	6,319,674	8,895,978

Long-term bank loan	2,779,363	2,787,068

Total Liabilities	9,099,037	11,683,046

Stockholders' Equity
Common stock, $.001 par value, 100,000,000 shares authorized,
26,700,000 shares issued and outstanding at March 31, 2010 and December 31, 2009	26,700	26,700
Subscription receivable	(26,700)	(26,700)
Additional paid-in capital	10,339,590	10,339,590
Statutory reserves	2,448,456	2,448,456
Accumulated other comprehensive loss	(141,960)	(127,703)
Retained earnings	6,168,150	4,188,689
Total Stockholders' Equity	18,814,236	16,849,032

Total Liabilities and Stockholders' Equity	$27,913,273	$28,532,078

The accompanying notes are an integral part of these consolidated financial statements.

DONGKE PHARMACEUTICALS, INC
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND  2009
(UNAUDITED)

	2010	2009

Sales, net	$6,916,792	$4,665,489

Cost of sales	3,971,787	2,569,082

Gross profit	2,945,005	2,096,407

Selling, general and administrative expenses	900,870	723,843

Income from operations	2,044,135	1,372,564

Other Income (Expense)
Interest income	1,527	246
Interest expense	(85,174)	(82,009)
Other income	20,999	644
Other expense	(2,026)	(803)
Total other Income (Expense)	(64,674)	(81,922)

Income before income taxes	1,979,461	1,290,642

Provision for income taxes	-	-

Net income	$1,979,461	$1,290,642

Weighted average common shares outstanding
Basic	26,700,000	26,700,000
Diluted	26,700,000	26,700,000

Net income per common share
Basic	$0.07	$0.05
Diluted	$0.07	$0.05

Net income	$1,979,461	$1,290,642
Other comprehensive income (loss)	(14,257)	86,719
Comprehensive income (loss)	$1,965,204	$1,377,361

The accompanying notes are an integral part of these consolidated financial statements.

DONGKE PHARMACEUTICALS, INC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(UNAUDITED)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,979,461	$1,290,642
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	248,839	189,544
Provision for doubtful accounts	691	24,008
Gain on debt forgiveness	(20,999)	-
Changes in operating assets and liabilities:
Accounts receivable	60,213	(841,399)
Inventories	44,935	(1,775,452)
Advances to suppliers	(72,484)	46,233
Prepaid expenses and other receivable	269,571	(195,095)
Due from related parties	-	(2,483)
Accounts payable	(687,292)	1,784,801
Accrued expense and other payable	(1,593,356)	(372,065)
Customer and other deposits	(368,369)	422,713
Value-added tax payable	76,272	8,808

Net cash provided by (used in) operating activities	(62,518)	580,255

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	-	(530,000)

Net cash provided by (used in) Investing activities	-	(530,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment from short-term loans	-	(1,314,525)
Borrowings from bank loans	-	1,314,525
Capital contribution	-	44

Net cash provided by (used in) financing activities	-	44

Effect of exchange rate changes on cash and cash equivalents	39,072	(253)

Net Increase (Decrease) in cash and cash equivalents	(23,446)	50,046

Cash and cash equivalents, beginning balance	1,058,157	491,626

Cash and cash equivalents, ending balance	$1,034,711	$541,672

SUPPLEMENTAL DISCLOSURES:
Interest payments	$85,174	$82,009

The accompanying notes are an integral part of these consolidated financial statements.

DONGKE PHARMACEUTICALS INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(UNAUDITED)

			Additional	Other			Total
	Capital Stock	Subscription	Paid-in	Comprehensive	Statutory	Retained	Stockholders
	Amount	Receivables	Capital	Income	Reserves	Earnings	Equity

Balance December 31, 2008	26,700	(26,700)	10,339,590	(138,770)	275,233	1,973,568	12,449,621

Foreign currency translation adjustments				11,067			11,067

Transferred to Statutory reserve					2,173,223	(2,173,223)	-

Dividend paid						(439,264)	(439,264)

Income for the year ended December 31, 2009						4,827,608	4,827,608

Balance December 31, 2009	$26,700	$(26,700)	$10,339,590	$(127,703)	$2,448,456	$4,188,689	$16,849,032

Balance December 31, 2009	26,700	(26,700)	10,339,590	(127,703)	2,448,456	4,188,689	16,849,032

Foreign currency translation adjustments				(14,257)			(14,257)

Income for the three months ended March 31, 2010						1,979,461	1,979,461

Balance March 31, 2010	$26,700	$(26,700)	$10,339,590	$(141,960)	$2,448,456	$6,168,150	$18,814,236

The accompanying notes are an integral part of these consolidated financial statements

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 1 - ORGANIZATION

Dongke Pharmaceuticals Inc. (“the Company”) was incorporated in the United States in Delaware on December 11, 2009. The Company formed Yangling Slovan Pharmaceuticals Co., Ltd, (”Slovan or the “WOFE”) on January 26, 2010. Slovan is a wholly owned subsidiary of Dongke Pharmaceuticals Inc.

In January 2010, WFOE has entered into an Agreement on Entrustment for Operation and Management, Exclusive Option Agreement, Shareholders’ Voting Proxy Agreement and Agreement on share pledge Agreement (collectively, the “Control Agreements”) with Maidisen through which the Company operates the restricted businesses. Under accounting principles generally accepted in the United States of America, or US GAAP, Maidisen is considered a Variable Interest Entity (“VIE”) and the related accounts are recorded at carrying value. US GAAP requires the Company to consolidate entities controlled by contract as a VIE in financial statements because the control agreements related to those entities provide the Company with the risks and rewards associated with equity ownership. Although the Company does not currently own any of the outstanding equity interests in Maidisen, it has: (1) exclusive decision making authority over all business decisions, (2) a significant financial interest in the entity giving it the right to receive income as well as the right to unilaterally sell or transfer these rights to a 3rd party based upon the exclusive option agreement and (3) a long-term commitment expected to be in excess of ten years. Accordingly, all of the income since the inception of Maidisen is included in the consolidated financial statements

The following are brief descriptions of contracts entered between WFOE and Maidisen:

(1)Agreement on Entrustment for Operation and Management. The domestic companies, Maidisen and WFOE, have entered into an Entrusted Management Agreement, which provides that WFOE will be fully and exclusively responsible for the management of Maidisen. As consideration for such services, Maidisen has agreed to pay WFOE the management fee during the term of this agreement and the management fee shall equal to Maidisen’s the earnings before tax. Also, WFOE will assume all operating risks related to this entrusted management service to Maidisen and bear all losses of Maidisen.

(2) Exclusive Option Agreement. All the shareholders of Maidisen as well as Maidisen have entered into an Exclusive Option Agreement with WFOE, which provides that WFOE will be entitled to acquire such shares from the current shareholders upon certain terms and conditions. Meanwhile, WFOE will be entitled an irrevocable exclusive purchase option to purchase all or part of the assets and business of Maidisen, if such a purchase is or becomes allowable under PRC laws and regulations. The Exclusive Option Agreement also prohibits the current shareholders of Maidisen as well as Maidisen from transferring any portion of their equity interests, business or assets to anyone other than WFOE. WFOE has not yet taken any corporate action to exercise this right of purchase, and there is no guarantee that it will do so or will be permitted to do so by applicable law at such times as it may wish to do so.

(3) Shareholders’ Voting Proxy Agreement. All the shareholders of Maidisen have executed a Shareholders’ Voting Proxy Agreement to irrevocably appoint the persons designated by WFOE with the exclusive right to exercise, on their behalf, all of their Voting Rights in accordance with the laws and Maidisen’s Articles of Association, including but not limited to the rights to sell or transfer all or any of their equity interests of Maidisen, and to appoint and elect the directors and Chairman as the authorized legal representative of Maidisen. This agreement can only be terminated prior to the completion of acquisition of all of the equity interests in, or all assets or business of Maidisen.

(4) Share Pledge Agreement. WFOE and the shareholders of Maidisen have entered into a Share Pledge Agreement, pursuant to which all shareholders pledge all of their shares (100%) of Maidisen, as appropriate, to WFOE. If Maidisen or any of its respective shareholders breaches its respective contractual obligations in the “Entrusted Management Agreement”, “Exclusive Option Agreement” and “Shareholders’ Voting Proxy Agreement”, WFOE as Pledge, will be entitled to certain rights to foreclose on the pledged equity interests. Such Maidisen shareholders cannot dispose of the pledged equity interests or take any actions that would prejudice WFOE’s interest

Except for the disclosed above, there are no arrangements that could require WFOE to provide financial support to the variable interest entity, including events or circumstances that could expose WFOE to a loss. As stated in the disclosure of various agreements between WFOE and its VIE, WFOE has rights to acquire any portion of the equity interests of the VIE. Also, WFOE may allocate its available funds to its VIE for business purpose. There are no fixed terms of such arrangements.

The Company, through its subsidiary, and exclusive contractual arrangement with Maidisen, is engaged in the business of manufacturing and marketing over-the-counter (“OTC”) and pharmaceutical products based on traditional Chinese medicines designed to address for the Chinese marketplace as treatment for a variety of diseases and conditions.

These consolidated financial statements present the Company and its subsidiaries on a historical proforma basis.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and represent the pro forma historical results of the consolidated group. The Company adopted the new accounting guidance (“Codification”) on July 1, 2009. For the three months ended March 31, 2010, all references for periods subsequent to July 1, 2009 are based on the codification. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in the United States Dollars.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, its subsidiary and variable interest entity (“VIE”) for which the Company is the primary beneficiary.  All inter-company accounts and transactions have been eliminated in consolidation.  The Company has adopted FIN 46R which requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns.

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Translation Adjustment

As of March 31, 2010 and December 31, 2009, the accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”).  Such financial statements were translated into U.S. Dollars (“USD”) in accordance with the Foreign Currency Matters Topic of the Codification, with the CNY as the functional currency.  According to the Codification, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with the Comprehensive Income Topic of the Codification, as a component of shareholders’ equity.  Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income

The Company follows the Comprehensive Income Topic of the Codification. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Risks and Uncertainties

The Company’s operations are carried out in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.  The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. There were no contingencies of this type as of March 31, 2010 and December 31, 2009.

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. There were no contingencies of this type as of March 31, 2010 and December 31, 2009.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable.   Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.  Reserve balances at March 31, 2010 and December 31, 2009 were $0.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of March 31, 2010 and December 31, 2009, inventories consist of the following:

	3/31/2010	12/31/2009
Raw materials	$2,970,274	$7,090,312
Work in process	699,378	701,317
Finished goods	6,766,153	2,718,168
Total	$10,435,805	$10,509,797

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Buildings	10- 30 years
Leasehold improvement	6-10 years
Transportation equipment	5-10 years
Fixture and furniture	5-10 years
Machinery and equipment	5 -12 years

As of March 31, 2010 and December 31, 2009, Property, Plant & Equipment consist of the following:

	3/31/2010	12/31/2009
Buildings	$4,389,792	$4,389,792
Leasehold improvements	41,715	41,715
Transportation equipment	99,604	99,604
Fixture and furniture	117,922	117,922
Machinery and equipment	2,389,875	2,389,875

Total	$7,038,908	$7,038,908
Accumulated depreciation	(2,107,797)	(1,971,507)
	$4,931,111	$5,067,401

Depreciation expense for the three months ended March 31, 2010 and 2009 was $136,290 and $102,517, respectively.

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

Intangible assets are amortized using the straight-line method over their estimated period of benefit, ranging from six to fifty years. Management evaluate the recoverability of intangible assets periodically and take into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. No impairments of intangible assets have been identified during any of the periods presented. The land use rights will expire in 2056 and 2058.  All of the Company’s intangible assets are subject to amortization with estimated lives of:

Land use right	50 years
Software	6 years
Proprietary technologies	10-20 years

The components of finite-lived intangible assets are as follows:
	March 31,	December 31,
	2010	2009
Land use right	$1,691,077	$1,691,077
Software	4,567	4,567
Proprietary technologies	7,138,063	7,138,063
	8,833,707	8,833,707
Less: Accumulated amortization	(2,309,356)	(2,196,807)
	$6,524,351	$6,636,900

Amortization expense for the three months ended March 31, 2010 and 2009 was $112,549 and $87,027, respectively.

The estimated future amortization expenses related to intangible asset as of March 31, 2010 are as follows:

Three months ended March 31,
2011	$450,196
2012	450,196
2013	450,196
2014	450,196
2015	450,196
Thereafter	$4,273,371

Long-Lived Assets

Effective January 1, 2002, the Company adopted the Property, Plant and Equipment Topic of the Codification, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes previous accounting guidance, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets (Continued)

generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of September 30, 2009, there were no impairments of its long-lived assets.

Fair Value of Financial Instruments

The Financial Instrument Topic of the Codification requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company records revenues for goods shipped at the time of shipment. For goods delivered by the Company to a customer’s site, revenues are recognized at time of delivery.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes the accounting guidance, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

It is the Company’s intention to permanently reinvest earnings from activity with china. And thereby indefinitely postpone repatriation of these funds to the US. Accordingly, no domestic deferred income tax provision has been made fro US income tax which could result from paying dividend to the Company.

There were no deferred tax difference in 2010 and 2009.

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statement of Cash Flows

In accordance with Statement of Cash Flows of the Codification, cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Recent Accounting Pronouncements

In May 2009, the FASB issued accounting guidance for “Subsequent Events”, which is included in ASC Topic 855, Subsequent Events. ASC Topic 855 established principles and requirements for evaluating and reporting subsequent events and distinguishes which subsequent events should be recognized in the financial statements versus which subsequent events should be disclosed in the financial statements. ASC Topic 855 also required disclosure of the date through which subsequent events are evaluated by management.  ASC Topic 855 was effective for interim periods ending after June 15, 2009 and applies prospectively.  Because ASC Topic 855 impacted the disclosure requirements, and not the accounting treatment for subsequent events, the adoption of ASC Topic 855 did not impact our results of operations or financial condition.

Effective July 1, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10, Generally Accepted Accounting Principles – Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”). The
FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout this document have been updated for the Codification.

In August 2009, the FASB issued, Measuring Liabilities at Fair Value, which provides additional guidance on how companies should measure liabilities at fair value under ASC 820. The ASU clarifies that the quoted price for an identical liability should be used. However, if such information is not available, an

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

entity may use, the quoted price of an identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities traded as assets, or another valuation technique (such as the market or income approach). The ASU also indicates that the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer and indicates circumstances in which quoted prices for an identical liability or quoted price for an identical liability traded as an asset may be considered level 1 fair value measurements. This ASU is effective October 1, 2009. The Company is currently evaluating the impact of this standard, but would not expect it to have an impact on the Company’s consolidated results of operations or financial condition.

In September 2009, the FASB issued, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), that amends ASC 820 to provide guidance on measuring the fair value of certain alternative investments such as hedge funds, private equity funds and venture capital funds. The ASU indicates that, under certain circumstance, the fair value of such investments may be determined using net asset value (NAV) as a practical expedient, unless it is probable the investment will be sold at something other than NAV. In those situations, the practical expedient cannot be used and disclosure of the remaining actions necessary to complete the sale is required. The ASU also requires additional disclosures of the attributes of all investments within the scope of the new guidance, regardless of whether an entity used the practical expedient to measure the fair value of any of its investments. This ASU is effective October 1,
2009. The Company is currently evaluating the impact of this standard, but would not expect it to have an impact on the Company’s consolidated results of operations or financial condition.

In October 2009, the FASB issued, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force, that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions. This is effective beginning January 1, 2011. The Company is currently evaluating the impact of this standard on its consolidated results of operations and financial condition.

In October 2009, the FASB issued, Certain Revenue Arrangements That Include Software Elements—a consensus of the FASB Emerging Issues Task Force, that reduces the types of transactions that fall within the current scope of software revenue recognition guidance. Existing software revenue recognition guidance requires that its provisions be applied to an entire arrangement when the sale of any products or services containing or utilizing software when the software is considered more than incidental to the product or service. As a result of the amendments, many tangible products and services that rely on software will be accounted for under the multiple-element arrangements revenue recognition guidance rather than under the software revenue recognition guidance. Under the amendments, the following components would be excluded from the scope of software revenue recognition guidance:  the tangible element of the product, software products bundled with tangible products where the software components

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCHC 31, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

and non-software components function together to deliver the product’s essential functionality, and undelivered components that relate to software that is essential to the tangible product’s functionality. The ASU also provides guidance on how to allocate transaction consideration when an arrangement contains both deliverables within the scope of software revenue guidance (software deliverables) and deliverables not within the scope of that guidance (non-software deliverables). This amendment is effective beginning January 1, 2011. The Company is currently evaluating the impact of this standard on its consolidated results of operations and financial condition.

Note 3 –OTHER RECEIVABLES

Other receivables mainly consist of cash advances to employees. As of March 31, 2010 and December 31, 2009, the other receivables were $561,012 and $762,158, respectively.  December 31, 2009 amounts also include $234,700 of R&D income receivable.

Note 4 – DUE FROM RELATED PARTY

The Company has a receivable due from related parties.  As of March 31, 2010 and December 31, 2009, due from relate party were $172,178 and $172,655, respectively.

Note 5 – COMPENSATED ABSENCES

Regulation 45 of the local labor law of the People’s Republic of China (“PRC”) entitles employees to annual vacation leave after 1 year of service.  In general, all leave must be utilized annually, with proper notification.  Any unutilized leave is cancelled.

Note 6 – DEBT

As of March 31, 2010 and December 31, 2009, the Company had debt as follows:

	3/31/2010		12/31/2009
China Merchant Bank	$1,316,540	China Merchant Bank	$1,320,190
Terms of the loan call for interest 7.00% per annum, with principal due in November 2010		Terms of the loan call for interest 7.00% per annum, with principal due in November 2010

Commercial Bank of China –Zhonglou Branch	2,779,363	Commercial Bank of China –Zhonglou Branch	2,787,068
Term of the loan called for interest 5.94% per annum, with principal due in July 2011		Term of the loan called for interest 5.94% per annum, with principal due in July 2011

Total	$4,095,903	Total	$4,107,258
Less current portion	1,316,540	Less current portion	1,320,190
Non current portion	$2,779,363	Non current portion	$2,787,068

The Company is using these loans for working capital purposes and secured by land of the Company and a PRC stated-owned company.

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 7 - INCOME TAXES

Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) through December 31, 2007 is at a statutory rate of 33%, which is comprised of 30% national income tax and 3% local income tax.  As of January 1, 2008, the EIT is at a statutory rate of 25%.  The Company is a high tech enterprise and under PRC Income Tax Laws, it is entitled to a five-year exemption for 2007 through 2011. If the Company were subject to the standard 25% enterprise income tax rate, it would have incurred $494,865 and $322,661 of income tax expense for the three months ended March 31, 2010 and 2009, respectively. The standard income tax rate would have caused the Company to incur an additional expense of $0.01 and $0.02 per share for the three months ended March 31, 2010 and 2009, respectively.

ASC 740, Accounting for Income Taxes (“ASC 740”), requires that deferred tax assets be evaluated for future realization and reduced by a valuation allowance to the extent that the Company believes a portion, more likely than not, will not be realized. The Company considers many factors when assessing the likelihood of future realization of our deferred tax assets, including our recent cumulative earnings experience and expectations of future taxable income by taxing jurisdiction, the carry-forward periods available for tax reporting purposes, and other relevant factors.

The Company through its VIE adopted the provisions of FASB Accounting Standards Codification Topic 740, Accounting for Uncertainty in Income Taxes. ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The standard prescribes a recognition and measurement method for the financial statement recognition measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on recognition, classification, interest and penalties, accounting interim periods, disclosure and transition. The Company considers many factors when evaluating and estimating tax positions and tax benefits, which ay require periodic adjustments and which may not accurately forecast actual outcomes.

Based on a review of tax positions, the Company was not required to record a liability for unrecognized tax benefits as a result of adopting ASC 740. Further, there has been no change during the three months ended March 31, 2010 and the year ended December 2009. Accordingly, no interest and penalties were accrued through March 31, 2010 and December 31, 2009.

A reconciliation of the PRC Statutory income tax rate to the effective income tax rate is as follows:

	March 31, 2010	March 31,2009
PRC Statutory income tax rate	25%	25%
Preferential allowance as permitted	-25%	-25%
Other adjustments	0%	0%
Total	0%	0%

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)

Note 8 – STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public welfare fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public welfare fund reserve was limited to 50 percent of the registered capital.  Effective January 1, 2006, there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital. Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of March 31, 2010 and December 31, 2009, the Company had allocated $2,448,456 to these non-distributable reserve funds.

Note 9 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders’ equity, at March 31, 2010 and December 31, 2009, are as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income
Balance at December 31, 2009	$(127,703)	$(127,703)
Change for 2010	(14,257)	(14,257)
Balance at December 31, 2010	$(141,960)	$(141,960)

Note 10- CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 11 – MAJOR CUSTOMERS AND CREDIT RISK

As of March 31, 2010, one customer accounted for 11% of accounts receivable; Four customers accounted for more than 10% of accounts receivable at December 31, 2009, totaling 52%. At March 31, 2010, no vendor accounted for more than 10% of accounts payable; one vendor accounted for 17% of accounts payable at December 31, 2009. For the three months ended March 31, 2010, two customer accounted for greater than 10% of sales, totaling 31%; one customer accounted for greater than 10% of sales for the three months ended March 31, 2009, totaling 25%. For the three months ended March 31, 2010, one vendor accounted for 40% of purchases; Three vendors supplied 37% of purchase for the three months ended March 31, 2009.

DONGKE PHARMACEUTICALS INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(UNAUDITED)
Note 12 – SUBSEQUENT EVENTS

For the three months ended March 31, 2010, the Company has evaluated subsequent events for potential recognition and disclosure through the date of the financial statement issuance.

On May 10, 2010 the Company completed its merger with Dongke in accordance with the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, the Company acquired all of the outstanding capital stock and ownership interests of Dongke from the Dongke shareholders. In exchange for their interests, the Company issued to Dongke shareholders an aggregate of 1,941,818 shares of the Company’s common stock.